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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549
                                ----------------

                                    Form 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

               DATE OF EARLIEST EVENT REPORTED: September 3, 2002


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER 1-13167

               TEXAS                                 74-1611874
  (State or other jurisdiction of       (I.R.S. Employer Identification No.)
  incorporation or organization)

    15835 Park Ten Place Drive                          77084
          Houston, Texas                             (Zip Code)
(Address of principal executive offices)

               Registrant's telephone number, including area code:
                                  281-749-7800

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



ITEM 5. OTHER EVENTS

     On September 3, 2002, the Company announced that the VICKSBURG has been awarded a two year contract by ExxonMobil Exploration and Production Malaysia Inc. ("EMEPMI") for operations off the coast of Malaysia, with EMEPMI having the right to terminate the contract after one year at any time with a 120 days notice period. A copy of the press release announcing the contract award is filed with the Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  EXHIBITS


EXHIBIT 99.1      PRESS RELEASE DATED SEPTEMBER 3, 2002

EXHIBIT 99.2      CONTRACT STATUS SUMMARY AT SEPTEMBER 3, 2002


ITEM 9.    REGULATION FD DISCLOSURE

     The ATWOOD SOUTHERN CROSS is currently expected to complete its one-well drilling program for Oil Fields Ltd in Israel around September 6, 2002. When this drilling program is completed, the rig will be idle three to four weeks while completing certain upgrades to meet certain Italian requirements before it can commence its next contract for Eni S.p.A. - AGIP division ("AGIP"). These required upgrades are estimated to cost approximately $750,000, with AGIP covering $550,000 of these costs. The operating dayrate for the AGIP work is $60,000, with the work estimated to take 60 to 90 days to complete.

     Additional information with respect to the Company's contract status summary at September 3, 2002 is attached hereto as EXHIBIT 99.2, which is being furnished in accordance with Rule 101 (e)(1) under Regulation FD and should not be deemed to be filed.

     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors; the Company's dependence on the oil and gas industry; the risks involved in upgrade to the Company's rigs; competition; operating risks; risks involved in foreign operations; risks associated with possible disruptions in operations due to terrorism; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's Annual Report on Form 10-K for the year ended September 30, 2001, filed with the Securities and Exchange Commission.





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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 ATWOOD OCEANICS, INC.
                                                 (Registrant)



                                                 /s/ James M. Holland
                                                 James M. Holland
                                                 Senior Vice President

                                                 DATE: September 3, 2002

                                  EXHIBIT INDEX


EXHIBIT NO.                     DESCRIPTION

99.1           Press Release Dated September 3, 2002

99.2           Contract Status Summary at September 3, 2002

                                                                    EXHIBIT 99.1

HOUSTON, TEXAS
3 SEPTEMBER 2002

FOR IMMEDIATE RELEASE

     Atwood Oceanics, Inc. (a Houston based internationally offshore drilling contractor - NYSE - ATW) announced today that the VICKSBURG has been awarded a two year contract by ExxonMobil Exploration and Production Malaysia Inc. ("EMEPMI") for operations off the coast of Malaysia, with EMEPMI having the right to terminate the contract after one year at any time with a 120 days notice period. The operating dayrate is $64,500, with EMEPMI having an option for one additional year at a mutually agreed dayrate. The contract provides for EMEPMI to reimburse the Company for approximately $3.6 million of certain modifications and equipment upgrades to be performed on the rig, which is expected to take at least 18 days to complete, prior to it commencing the drilling program. The contract provides for the Company to receive a dayrate of $52,000 for 18 days during the upgrade period. The VICKSBURG completed its contract with Carigali-Triton Operating Company on September 1, 2002 and is currently undergoing the modifications and upgrades for the EMEPMI contract.


                                                           CONTACT: JIM HOLLAND
                                                                 (281) 749-7804



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

                                                                                                       EXHIBIT 99.2

                                                   EXHIBIT 99.2
                                      ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                                              CONTRACT STATUS SUMMARY
                                               AT SEPTEMBER 3, 2002

NAME OF RIG                  LOCATION         CUSTOMER                   CONTRACT STATUS
-----------                  --------         --------                   ---------------
SEMISUBMERSIBLES -
------------------
ATWOOD FALCON                MALAYSIA         SARAWAK SHELL BERHAD/      The rig is conducting a drilling program in Malaysia for
                                              SABAH SHELL                Sarawak Shell Berhad and Sabah Shell Petroleum Company Ltd.
                                              PETROLEUM                  ("Shell").  The drilling contract includes five firm wells
                                              COMPANY LTD                plus provides Shell with options to drill five additional
                                                                         wells.  Immediately upon completion of the Shell contract
                                                                         commitment for its firm wells (estimated October 2002), the rig will be moved to Australia to commence a program
                                                                         providing for the drilling of two wells plus options to
                                                                         drill three additional wells for Woodside Energy Ltd.


ATWOOD HUNTER                EGYPT            BURULLUS GAS COMPANY       The rig commenced an eleven-well drilling program in
                                                                         December 2001 estimated to be completed in October 2002.
                                                                         Contract opportunities to commence following completion of the rig's current contract are being pursued
                                                                         internationally.

ATWOOD EAGLE                SHIPYARD IN                                  The rig is currently undergoing an approximate $90 million
                            GREECE                                       water-depth upgrade and refurbishment. The upgrade should
                                                                         take approximately six months shipyard time to complete
                                                                         (October/November 2002).  Contract opportunities to
                                                                         commence following the rig's upgrade are being pursued
                                                                         internationally.

SEAHAWK                     MALAYSIA          EXXONMOBIL EXPLORATION     The rig's current contract terminates in December 2003,
                                              & PRODUCTION               with an option for the Operator to extend.
                                              MALAYSIA INC

ATWOOD SOUTHERN CROSS       MEDITERRANEAN     ENI S.P.A. - AGIP          The rig is currently expected to complete its one-well
                            SEA               DIVISION ("AGIP")          contract for Oil Fields Ltd. in Israel around September 6,
                                                                         2002 and will then be idle for three to four weeks while
                                                                         completing the required upgrades to meet certain Italian
                                                                         requirements under its contract with AGIP.   Upon
                                                                         completion of these required Italian upgrades, the rig
                                                                         will commence the AGIP drilling program which is expected
                                                                         to take 60 to 90 days to complete.


SEASCOUT                    UNITED STATES                                The SEASCOUT was purchased in December 2000 for future
                            GULF OF MEXICO                               conversion to a tender-assist unit, similar to the SEAHAWK, once an acceptable contract opportunity is secured.
CANTILEVER JACK-UPS -
---------------------
VICKSBURG                   MALAYSIA          EXXONMOBIL EXPLORATION     The rig is preparing to commence modifications and
                                              & PRODUCTION               upgrades for the EMEPMI contract.  Following completion of
                                              MALAYSIA INC.              these modifications and upgrades, the rig will commence a
                                              ("EMEPMI")                 two-year drilling program (with an option by EMEPMI for
                                                                         one additional year), with EMEPMI having the right to
                                                                         terminate the drilling program after one year at any time
                                                                         with a 120 days notice period.


ATWOOD BEACON               UNDER CONSTRUCTION                           The Company expects the construction of this ultra-premium jack-up drilling unit to be completed in June 2003.
SUBMERSIBLE -
--------------
RICHMOND                    UNITED STATES     EL PASO PRODUCTION OIL     The rig's current contract is expected to conclude in
                            GULF OF MEXICO    & GAS                      September 2002 unless the current operator exercises an
                                                                         option to drill one more well, which, if drilled could add another 45 days of drilling commitments.  The rig has been awarded a contract by Applied Drilling Technology Inc. to
                                                                         drill one firm well (estimated to take 30 days to complete)
                                                                         following completion of its current contract.

MODULAR PLATFORMS -
--------------------
GOODWYN 'A' /
NORTH RANKIN 'A              AUSTRALIA        WOODSIDE ENERGY LTD.       There is currently an indefinite planned break in drilling activity for the two client-owned rigs managed by the
                                                                         Company.  The Company is involved in maintenance of the
                                                                         two rigs for future drilling programs.
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